UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

Brian R. Wiedmeyer, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6844

Date of fiscal year end:	December 31, 2019

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2019

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: http://muhlx.muhlenkamp.com/

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.muhlx.muhlenkamp.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-860-3863 or by sending an e-mail request to fund@muhlenkamp.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-860-3863 or send an e-mail request to fund@muhlenkamp.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

Quarterly Letter, July 2019

Fellow Investors,

Here are the highlights of what we're seeing so far this year:

The Federal Reserve last raised short-term interest rates in December 2018 and is now actively talking about cutting them. The futures market, in fact, is pricing in two to three cuts this year. The Fed has also stated they will end the shrinking of their balance sheet in October. They've undergone quite a shift in thinking over the last six months! Our concern last year was that the Fed, through the reduction of the balance sheet, would reduce dollar availability and cause asset markets to fall. The Fed's actions this year have alleviated that concern.

Another dramatic reversal occurred in early May when the trade negotiations with China, which had appeared to be moving towards an agreement, came to a screeching halt as China had second thoughts about some of the terms of the agreement and the U.S. imposed another round of tariffs. The relationship with China was further strained a week later when the United States restricted sales of semiconductors and software to Huawei (a large Chinese tech firm that makes networking gear and low-cost cell phones). Huawei is somewhat of a national champion company in China, and cutting them off from U.S. suppliers is a mortal threat to the company. President Trump and President Xi met at the G-20 meeting in Osaka at the end of June and agreed not to take additional measures in the near term and to resume formal talks. The path forward is murkier than ever and we have no idea how or when a resolution will be achieved.

The same can also be said of Brexit (the withdrawal of the United Kingdom from the European Union). Prime Minister Theresa May has stepped down in the United Kingdom after having failed to find a way to exit the European Union that Parliament could accept. The UK is now going through the process of selecting a new Prime Minister. What that will mean for the Brexit process is unclear. Brexit concerns have not influenced the markets in a while, but the potential exists for the matter to become important again depending on the course of action the United Kingdom chooses, if they ever choose one.

On the home front, a number of U.S. economic indicators that we keep an eye on have begun to weaken, particularly in the industrial portion of the economy. We think the odds that we will see a slowdown similar to the one we saw in the winter of 2015 – 2016 are increasing. The stock market has not priced that in yet, but arguably the bond market has, as interest rates have fallen pretty dramatically this year with the 10-year U.S. Treasury yield falling from a high of 3.2% in October of 2018 to just over 2% today (that's a pretty dramatic move in the bond market). It is possible, but by no means certain, that the slowdown will become a recession. Developments in this area certainly have our attention.

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In summary, the Fed is no longer squeezing, there is increased uncertainty around trade and Brexit, and we see indications that the economy is slowing down. That's what has been happening.

As we look forward, we expect uncertainty over trade and Brexit will continue. Until market participants think they can handicap the potential outcomes with some confidence, the news flow will probably affect market prices on a daily basis, so we expect some volatility. Currently market participants view the bad economic news as good for the market because they anticipate weak economic metrics will prompt the Fed to cut interest rates. If economic fundamentals continue to weaken those same participants will come to view bad economic news as bad for the markets. We already consider bad economic news as bad for the markets, which is partly the reason we have a higher-than-normal cash position. The other reason we are holding cash is we are simply not finding many investment opportunities that look interesting. As we find interesting opportunities, we will put the cash to work.

You may know that we've owned a gold ETF for several years now. We bought it as a hedge against central banks doing stupid things but for most of our holding period it has done very little — until recently. Gold is up about 10% in the last month.

So that's what we're seeing, and thinking, and doing. As always, if you've got questions give us a call, we'd love to talk with you.

Sincerely,

Ron Muhlenkamp, Founder Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Portfolio Manager Muhlenkamp & Company, Inc.

The comments made in this article are opinions and are not intended to be investment advice or a forecast of future events. Ron Muhlenkamp retired as Portfolio Manager effective February 15, 2019; but retains majority ownership of the firm and serves as Chairman of the Board without compensation.

Central Bank is the entity responsible for overseeing the monetary system for a nation (or group of nations). The central banking system in the U.S. is known as the Federal Reserve (commonly referred to "the Fed"), composed of twelve regional Federal Reserve Banks located in major cities throughout the country. The main tasks of the Fed are to supervise and regulate banks, implement monetary policy by buying and selling U.S. Treasury bonds, and steer interest rates.

MUHLENKAMP FUND

Federal Funds Rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight. It is the interest rate banks charge each other for loans.

S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 16 for a complete list of Fund holdings.

MUHLENKAMP FUND

Management Discussion of Fund Performance  July 9th, 2019
for the First Six Months of 2019

For the first six months of 2019, the Muhlenkamp Fund returned 6.67% before taxes, underperforming the S&P 500® Index which returned 18.54% over the same period.

During the period the Fund was overweight Health Care and Materials, slightly overweight Information Technology, Industrials, and Energy, and underweight Consumer Discretionary, Financials, Communication Services, Consumer Staples, Utilities, and Real Estate relative to the sector weightings of the S&P 500® Index. On average, the Fund held 18.8% cash during the period and retained our existing position in gold. During the six months we sold one company whose business performance failed to meet our expectations. We also sold or reduced our holdings in a number of companies that had achieved our fair value or had become uncomfortably large due to price appreciation. During the six month period DowDuPont, Inc. (DWDP), one of our holdings, split into three separate companies and we now hold Dow, Inc. (DOW), DuPont de Nemours, Inc. (DD), and Corteva, Inc.(CTVA) in its place. We initiated new positions in two companies at what we believe to be attractive prices and bought an exchange traded fund (ETF) that holds a basket of master limited partnerships (MLPs). The ETF simplifies the tax consequences of holding MLPs in the Fund while giving us the same economic exposure as holding the companies directly, which is why we decided to invest in the ETF and not the underlying companies. Finally, our use of options during the period was limited to selling calls against portions of three positions that we hold in the Fund.

The Fund's cash holdings were roughly a 4% drag on performance during this six month period as the market rose. In general, the market continues to pay a high premium for growth and ignores profitability, an attitude we do not share. In that light our underperformance is simply the failure of most of our individual holdings to keep pace with the broader market. The investments that contributed the most to Fund performance during this period were Microsoft Corporation (MSFT), AutoZone, Inc. (AZO), and Apple, Inc. (AAPL). The investments that hurt the Fund the most were GameStop Corporation (GME), Tencent Holdings Ltd (TCEHY), and Biogen, Inc. (BIIB). Our use of options reduced our return by 0.39% during this six-month period. Our gold position contributed 0.47% to the portfolio during this period.

While we've discussed our sector weightings relative to the S&P 500® Index, we'll remind you that we do not make buy and sell decisions that way. We buy a company when we think we are getting good value for the price and sell it when we believe that's no longer true — either because the price appreciated to reflect the value we saw or because our expectations of the business are not being met and the value isn't there. We are certainly aware of our sector weightings but don't manage to them. What we do pay attention to is our exposure to underlying risks and we carefully manage our exposure to them. We find that sector diversification is not a good proxy for risk diversification and we are far more interested in the latter than the former. (Risk in our view is the possibility of something

MUHLENKAMP FUND

happening that would decrease the profitability of the businesses we own, not increase the volatility of their stock price).

In January, the Federal Reserve indicated that it would no longer seek to raise interest rates and would stop shrinking their balance sheet by the end of the year. In our opinion concerns about a tight monetary policy drove the market decline in the latter half of 2018, the removal of those concerns triggered the rebound. From January to May of 2019, the trade negotiations between the United States and China appeared to be on track, but that assessment changed dramatically in early May with the breakdown of talks and the imposition of additional tariffs and restrictions by the United States. The United States economy grew at an inflation-adjusted 3.1% year over year in the first quarter of 2019, second quarter numbers aren't out yet. While first quarter economic growth was strong, a number of data points indicate weakening in industrial measures and the full year forecast is for approximately 2% real growth. In light of those indicators we are comfortable with the cash position of the fund.

Exchange-Traded Fund (ETF) is an investment fund that tracks a commodity, a basket of securities, or an index (e.g. S&P 500, MSCI EAFE), but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold. It is possible an active secondary market of an ETF's shares may not develop. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities. In addition, the Fund will bear its pro rata portion of an ETF's expenses and the Fund's expense may therefore be higher than if it invested directly in securities.

Master Limited Partnership (MLP) is a type of limited partnership that is publicly traded. There are two types of partners in this type of partnership: The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP's cash flow, whereas the general partner is the party responsible for managing the MLP's affairs and receives compensation that is linked to the performance of the venture. An investment in the Fund does not receive the same tax advantages as a direct investment in the MLP.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 6/30/2009 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee results.

*  Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of June 30, 2019

Muhlenkamp Fund	Year to Date	One Year	Three Year	Five Year	Ten Year	Since Inception*
Return Before Taxes	6.67%	–2.68%	5.05%	–0.96%	6.36%	8.35%
S&P 500® Index**	18.54%	10.42%	14.19%	10.71%	14.70%	10.36%
Consumer Price Index***	1.95%	1.65%	2.05%	1.45%	1.73%	2.50%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500® Index is a widely recognized index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period Ended 12/31		Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989		12.45%	31.69%	4.65%
1990		–14.90%	–3.10%	6.11%
1991		45.39%	30.47%	3.06%
1992		15.80%	7.62%	2.90%
1993		18.12%	10.08%	2.75%
1994		–7.19%	1.32%	2.67%
1995		32.96%	37.58%	2.54%
1996		29.98%	22.96%	3.32%
1997		33.30%	33.36%	1.70%
1998		3.22%	28.58%	1.61%
1999		11.40%	21.04%	2.68%
2000		25.30%	–9.10%	3.39%
2001		9.35%	–11.89%	1.55%
2002		–19.92%	–22.10%	2.38%
2003		48.08%	28.68%	1.88%
2004		24.51%	10.88%	3.26%
2005		7.88%	4.91%	3.42%
2006		4.08%	15.79%	2.54%
2007		–9.66%	5.49%	4.08%
2008		–40.39%	–37.00%	0.09%
2009		31.49%	26.46%	2.72%
2010		6.14%	15.06%	1.50%
2011		–4.74%	2.11%	2.96%
2012		12.52%	16.00%	1.74%
2013		34.43%	32.39%	1.50%
2014		0.64%	13.69%	0.76%
2015		–6.21%	1.38%	0.73%
2016		–3.70%	11.96%	2.07%
2017		18.77%	21.83%	2.11%
2018		–13.29%	–4.38%	1.91%
2019	(2)	6.67%	18.54%	1.95%

(1)  Operations commenced on November 1, 1988.

(2)  For the six months ending June 30, 2019.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commission on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 – June 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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EXPENSE EXAMPLE (Continued)
June 30, 2019 (Unaudited)

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019 – 6/30/2019(1)
Actual(2)	$1,000.00	$1,066.70	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

(1)  Expenses are equal to the Fund's annualized expense ratio for the most recent six month period of 1.13%, multiplied by the average account value over the period multiplied by 181/365 to reflect the one-half year period.

(2)  Based on the actual return for the six month period ended June 30, 2019 of 6.67%.

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2019 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2019 (Unaudited)

ASSETS
Investments, at value (Cost: $147,744,806)	$189,401,010
Dividends and interest receivable	133,777
Receivable for capital shares sold	1,702
Prepaid expenses	16,819
Total assets	189,553,308
LIABILITIES
Written options, at value (Premiums received: $931,345)	1,776,975
Payable to investment adviser	125,931
Payable for capital shares redeemed	116,763
Payable for fund administration & accounting fees	26,434
Payable for transfer agent fees & expenses	24,679
Payable for trustee fees	2,890
Payable for custody fees	2,699
Payable for compliance fees	2,191
Accrued expenses	40,785
Total liabilities	2,119,347
Net assets	$187,433,961
NET ASSETS
Paid-in capital	$147,063,021
Total distributable earnings	40,370,940
Net assets	$187,433,961
Shares issued and outstanding(1)	4,212,517
Net asset value, redemption price and offering price per share	$44.49

(1)  Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income		$1,137,666
Interest income		417,962
Total investment income		1,555,628
EXPENSES:
Investment advisory fees (See Note 3)	$957,632
Transfer agent fees & expenses (See Note 3)	99,715
Fund administration & accounting fees (See Note 3)	85,252
Postage & printing fees	27,532
Federal & state registration fees	12,786
Auditor fees	9,778
Custody fees (See Note 3)	6,892
Trustee fees	6,831
Compliance fees (See Note 3)	6,697
Legal fees	3,679
Other expenses	5,106
Total expenses before waiver	1,221,900
Less: Net waiver from investment adviser (See Note 3)	(137,443)
Net expenses		1,084,457
NET INVESTMENT INCOME		471,171
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments sold	(1,603,502)
Written option contracts expired or closed	607,822
Total net realized gain		(995,680)
Net change in unrealized appreciation/ depreciation on:
Investments	14,247,173
Written options	(1,157,792)
Total net change in unrealized appreciation/ depreciation		13,089,381
Net realized and unrealized gain on investments		12,093,701
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$12,564,872

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$471,171	$450,750
Net realized gains (losses) on investments	(995,680)	25,819,710
Net change in unrealized appreciation/depreciation on investments and written options	13,089,381	(56,552,875)
Net increase (decrease) in net assets resulting from operations	12,564,872	(30,282,415)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,671,923	2,516,208
Proceeds from reinvestments of distributions	—	22,457,482
Payment for shares redeemed	(16,402,286)	(42,107,130)
Net decrease in net assets resulting from capital share transactions	(12,730,363)	(17,133,440)
DISTRIBUTIONS TO SHAREHOLDERS:	—	(24,385,852)
TOTAL DECREASE IN NET ASSETS	(165,491)	(71,801,707)
NET ASSETS:
Beginning of period	187,599,452	259,401,159
End of period	$187,433,961	$187,599,452

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

	Six Months Ended		Year Ended December 31,
	June 30, 2019		2018	2017	2016	2015	2014
PER SHARE DATA:	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$41.71		$55.21	$48.47	$50.33	$59.50	$68.03
INVESTMENT OPERATIONS:
Net investment income (loss)	0.11		0.12	0.20	(0.08)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on investments	2.67		(7.49)	8.92	(1.78)	(3.45)	0.81
Total from investment operations	2.78		(7.37)	9.12	(1.86)	(3.62)	0.52
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.16)	(0.19)	—	—	—
Realized gains	—		(5.97)	(2.19)	—	(5.55)	(9.05)
Total distributions	—		(6.13)	(2.38)	—	(5.55)	(9.05)
NET ASSET VALUE, END OF PERIOD	$44.49		$41.71	$55.21	$48.47	$50.33	$59.50
TOTAL RETURN	6.67	%(2)	–13.29%	18.77%	–3.70%	–6.21%	0.64%
SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS, END OF PERIOD (in millions)	$187		$188	$259	$254	$325	$435
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Excluding expense waiver/ reductions	1.28	%(3)	1.25%	1.25%	1.25%	1.22%	1.27%
Including expense waiver/ reductions(1)	1.13	%(3)	1.20%	1.21%	1.25%	1.21%	1.27%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Including expense waiver/reductions	0.49	%(3)	0.20%	0.37%	(0.15)%	(0.28)%	(0.45)%
PORTFOLIO TURNOVER RATE	9.43	%(2)	9.55%	19.32%	39.75%	19.46%	33.93%

(1)  The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund (See Note 8).

(2)  Not Annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS
June 30, 2019 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 76.9%
Airlines — 3.0%
Delta Air Lines, Inc.	100,000	$5,675,000
Biotechnology — 8.0%
Biogen, Inc. (a)	12,500	2,923,375
Celgene Corporation (a)	54,000	4,991,760
Gilead Sciences, Inc.	104,000	7,026,240
		14,941,375
Capital Markets — 3.5%
Federated Investors, Inc. — Class B	200,000	6,500,000
Chemicals — 4.6%
Celanese Corporation — Series A	41,000	4,419,800
Corteva, Inc. (a)	27,633	817,108
Dow, Inc.	27,633	1,362,583
DuPont de Nemours, Inc.	27,633	2,074,409
		8,673,900
Computers & Peripherals — 5.1%
Apple, Inc. (b)	48,647	9,628,214
Electrical Equipment — 2.5%
Acuity Brands, Inc.	33,200	4,578,612
Health Care Providers & Services — 9.6%
Cigna Corporation	24,001	3,781,357
McKesson Corporation	56,500	7,593,035
UnitedHealth Group, Inc.	26,968	6,580,462
		17,954,854
Household Durables — 2.4%
Meritage Homes Corporation (a)	89,000	4,569,260
IT Services — 6.5%
Alliance Data Systems Corporation	55,225	7,738,679
Cognizant Technology Solutions Corporation — Class A	71,110	4,507,663
		12,246,342
Machinery — 1.5%
Wabtec Corporation	39,799	2,855,976
Oil, Gas & Consumable Fuels — 5.0%
Cameco Corporation (c)	670,000	7,189,100
Golar LNG Partners LP (c)	192,200	2,171,860
		9,360,960
Pharmaceuticals — 2.2%
Jazz Pharmaceuticals PLC (a)(c)	28,151	4,013,207

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2019 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 76.9% (Continued)
Semiconductors & Semiconductor Equipment — 6.3%
Broadcom, Inc. (b)	20,100	$5,785,986
Microchip Technology, Inc.	69,800	6,051,660
		11,837,646
Software — 7.1%
Microsoft Corporation (b)	99,427	13,319,241
Specialty Retail — 4.8%
AutoZone, Inc. (a)	8,165	8,977,173
Trading Companies & Distributors — 4.8%
Rush Enterprises, Inc. — Class A	247,688	9,045,566
Total Common Stocks (Cost $103,377,819)		144,177,326
EXCHANGE TRADED FUNDS — 7.9%
Alerian MLP ETF	590,000	5,811,500
SPDR Gold Shares (a)	68,075	9,067,590
Total Exchange Traded Funds (Cost $14,022,393)		14,879,090
SHORT-TERM INVESTMENT — 16.2%
First American Government Obligations Fund — Class X, 2.30% (d)
Total Short-Term Investment (Cost $30,344,594)	30,344,594	30,344,594
TOTAL INVESTMENTS (Cost $147,744,806) — 101.0%		189,401,010
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%		(1,967,049)
TOTAL NET ASSETS — 100.0%		$187,433,961

PLC — Public Limited Company

(a)  Non-income producing security.

(b)  Held as collateral in connection with written option contracts. The value of the collateral on June 30, 2019 was $28,733,441. See Schedule of Written Options for further information.

(c)  Foreign company.

(d)  The rate shown is the annualized seven day effective yield as of June 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF WRITTEN OPTIONS
June 30, 2019 (Unaudited)

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Notional Amount	Value
WRITTEN CALL OPTIONS — (0.9)%
Apple, Inc. Expiration October 2019, Exercise Price $170.00	80	$1,583,360	$249,800
Apple, Inc. Expiration January 2020, Exercise Price $180.00	60	1,187,520	157,200
Apple, Inc. Expiration January 2020, Exercise Price $185.00	35	692,720	80,325
Broadcom, Inc. Expiration October 2019, Exercise Price $250.00	65	1,871,090	294,775
Microsoft Corporation Expiration July 2019, Exercise Price $100.00	100	1,339,600	342,500
Microsoft Corporation Expiration July 2019, Exercise Price $105.00	50	669,800	145,875
Microsoft Corporation Expiration January 2020, Exercise Price $100.00	100	1,339,600	352,750
Microsoft Corporation Expiration January 2020, Exercise Price $105.00	50	669,800	153,750
Total Written Call Options (Premiums received $931,345)			$1,776,975

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended June 30, 2019

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$144,177,326	$—	$—	$144,177,326
Exchange-Traded Funds	14,879,090	—	—	14,879,090
Short-Term Investment	30,344,594	—	—	30,344,594
Total Investments in Securities	$189,401,010	$—	$—	$189,401,010
Liabilities:
Written Call Options	$—	$1,776,975	$—	$1,776,975

Refer to the Schedule of Investments and Schedule of Written Options for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund's shareholders may represent a return of capital.

e.  Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2019, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2019 the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2019 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2015.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets and Liabilities and Statement of Operations. For the period ended June 30, 2019, no long options contracts were purchased and 145 written option contracts were opened and $337,413 in premiums were received. The Fund's average monthly notional value of written option contracts for the period ended June 30, 2019 was $9,049,162.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

Statement of Assets and Liabilities

Fair values of derivative instruments as of June 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Written Options	N/A	$—	Written Options	$1,776,975

Total		$—		$1,776,975

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Amount of Net Realized Gain on:
Derivatives	Written Option Contracts
Equity contracts	$607,822
Total	$607,822
Change in Unrealized Appreciation/Depreciation on:
Derivatives	Written Option Contracts
Equity contracts	$1,157,792
Total	$1,157,792

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund's average daily net assets up to $300 million, 0.95% of the Fund's average daily net assets on the next $200 million, and 0.90% on the balance of the Fund's average daily net assets.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

The Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund. Prior to February 28, 2019, the annual expense limitation was 1.20% of the average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated within one year after the effective date of the Fund's prospectus. After that date, the agreement may be terminated at any time upon sixty days' written notice by the Trust's Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

March-November 2020	$83,564
January-November 2021	$94,728
January-June 2022	$137,443

U.S. Bancorp Fund Services, LLC (the "Administrator"), doing business as U.S. Bank Global Fund Services, acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the period ended June 30, 2019 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit ("LOC") in the amount of $11,000,000, 5% of a Fund's gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 25, 2019. This

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.50% as of June 30, 2019. The interest rate during the period was 5.50%. The Fund has authorized the Custodian to charge any of the Fund's accounts for any missed payments. For the period ended June 30, 2019, the Fund did not have any borrowings under the LOC.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Shares outstanding, beginning of period	4,497,263	4,698,748
Shares sold	83,202	47,684
Dividends reinvested	—	541,278
Shares redeemed	(367,948)	(790,447)
Shares outstanding, end of period	4,212,517	4,497,263

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2019, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$24,342,183	$—	$14,604,080

7.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2018, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

As of December 31, 2018, the Fund's most recently completed fiscal year end, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$161,135,347
Gross tax unrealized appreciation	$39,049,976
Gross tax unrealized depreciation	(11,243,908)
Net tax unrealized appreciation on investments and derivatives	$27,806,068
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Distributable earnings	$—
Other accumulated gain	—
Total distributable earnings	$27,806,068

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
Ordinary Income*	$—	$509,281
Long-term capital gain	$—	$23,876,571

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  EXPENSE REDUCTIONS

Expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund's Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 minimum account maintenance fee. This fee is used to lower the Fund's expense ratio. For the fiscal year ended December 31, 2018, the Fund's expenses were reduced

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2019

$9,252 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2018, resulting in a decrease in the expenses being charged to shareholders.

9.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series ("Trust") on February 19-20, 2019, the Trust's Board of Trustees ("Board"), including all of the Trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, ("Independent Trustees") considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. ("Muhlenkamp" or the "Adviser") regarding the Muhlenkamp Fund (the "Fund") (the "Investment Advisory Agreement") for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Muhlenkamp and the Trust's administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement ("Support Materials"). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees' consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board's determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund's historical performance and the performance of other investment accounts managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund's benefit; and (6) other benefits to Muhlenkamp resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Muhlenkamp and conference calls between the Board and Muhlenkamp, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

business judgment. The material factors and conclusions that formed the basis of the Trustees' determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund's portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund's compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees also considered the extensive shareholder services that Muhlenkamp provides to shareholders of the Fund. The Trustees also considered the recent resignation of Mr. Ronald Muhlenkamp as the Fund's lead portfolio manager and the experience of Mr. Jeffrey Muhlenkamp, his replacement. The Board noted that Jeffrey Muhlenkamp had served as co-portfolio manager of the Fund since November 2013. The Board also observed that representatives of Muhlenkamp had provided supplemental information to the Board at several times throughout the year regarding their investment process, rationale for the construction of the Fund's current portfolio holdings, resources utilized to evaluate investment opportunities, and universe of potential investments for the Fund. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp. In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund's peer funds according to Morningstar classifications, and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund. While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on the long-term performance. When reviewing the Fund's performance against the Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund's level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund had underperformed the Morningstar peer group median and average for the year-to-date, one-year, three-year, five-year and ten-year periods ended October 31, 2018. The Trustees considered the Fund's performance compared to its benchmarks,

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

noting that the Fund underperformed the S&P 500 Index for all relevant periods ended October 31, 2018. The Trustees noted that the Fund had achieved positive returns over the three-year, five-year and ten-year periods ended October 31, 2018. The Trustees took into account the changes in portfolio management and with respect to the research analysts that support the portfolio management team, as well as the ongoing conversations it had with Muhlenkamp regarding the Fund's underperformance relative to its peer group. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp's profitability from services that Muhlenkamp rendered to the Fund during the 12 month period ended September 30, 2018. The Trustees also considered the effect of an expense limitation agreement on Muhlenkamp's compensation, noting that Muhlenkamp had contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund's prospectus. The Trustees further considered the management fees that Muhlenkamp charges to separately managed accounts with similar investment strategies as that of the Fund are less than the advisory fee that the Fund pays to Muhlenkamp at certain asset levels. The Trustees also took into account that Muhlenkamp has additional responsibilities with respect to the Fund, including additional compliance obligations, the preparation of Board and shareholder materials, and substantial direct shareholder communications and services which utilize additional Adviser resources, which justifies the higher fee. The Trustees concluded that Muhlenkamp's service relationship with the Fund yields a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group. The Trustees noted the Fund's advisory fee was higher than the average and median management fees reported for the peer group. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the peer group. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range borne by funds in the peer group. The Trustees also considered that Muhlenkamp had agreed to a further reduction in the expense cap for the Fund under the expense limitation agreement for a period of 12 months from the date of the Fund's next prospectus update. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp's advisory fee continues to be reasonable.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the Investment Advisory Agreement includes breakpoints in the management fee once the Fund has $300 million in assets. The Trustees determined that the breakpoint structure of the Fund's investment advisory fee had the potential to share such economies of scale with Fund shareholders.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund's portfolio transactions. The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material benefits from its relationship with the Fund.

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2019

1.  BROKER COMMISSIONS

For the period ended June 30, 2019, the Fund paid $14,588 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than one cent (approximately 0.3¢) per Fund share and would have increased the expense ratio from 1.13% to 1.15%.

2.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

3.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

777 E. Wisconsin Ave.

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	September 6, 2019

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer
Date	September 6, 2019